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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 10, 2004


                       HAIGHTS CROSS COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


            Delaware                      333-109381             13-4087398
(State or other jurisdiction     (Commission file number)      (IRS employer
      of incorporation)                                      identification no.)


                         10 New King Street, Suite 102
                          White Plains, New York 10604
              (Address of principal executive offices) (Zip code)


              Registrant's telephone number, including area code:
                                 (914) 289-9400

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ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.  The following exhibits are being furnished herewith.

Exhibit No.
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99.1              Press Release of Haights Cross Communications, Inc. dated
                  May 10, 2004


ITEM 12.    Results of Operations and Financial Condition.

     The information in this Current Report on Form 8-K is furnished under Item 12 - "Results of Operations and Financial Condition." Such information, including the exhibit attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

     On May 10, 2004 Haights Cross Communications, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2004. The text of the press release is attached hereto as Exhibit 99.1.


                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HAIGHTS CROSS COMMUNICATIONS, INC.



Date:  May 10, 2004                By: /s/ Paul J. Crecca
                                       -----------------------------------------
                                       Paul J. Crecca, Executive Vice President,
                                       Chief Financial Officer and Treasurer

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                                 EXHIBIT INDEX


Exhibit No.             Description
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99.1                    Press Release of Haights Cross Communications, Inc.
                        issued on May 10, 2004